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                       FORM OF REGISTRATION RIGHTS AGREEMENT

                                      BETWEEN

                                DIGITAL RIVER, INC.
                                        AND
                        WASSERSTEIN, ADELSON VENTURES, L.P.

     1. INCIDENTAL REGISTRATION. At any time, and from time to time, after the Company has completed an initial public offering of its common stock pursuant to a registration statement filed with the Securities and Exchange Commission (the "Commission"), each time the Company shall determine to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale for money of any of its securities by it or any of its security holders, the Company will give written notice of its determination to all record holders of Shares. Upon the written request of a record holder of any Shares given within 15 days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all such common stock issued or issuable upon conversion of the Shares or exercise of warrants (the "Common Stock"), the record holders of which have so requested registration thereof, to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Common Stock to be so registered; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any such registration initiated by it. If any registration pursuant to this section shall be underwritten in whole or in part, the Company may require that the Common Stock requested for inclusion pursuant to this section be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In the event that the aggregate number of shares of Common Stock requested for inclusion pursuant to this section would constitute more than ten percent (10%) of the total number of shares to be included in a proposed underwritten public offering, and if in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Common Stock originally covered by a request for registration would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of shares of Common Stock otherwise to be included in the underwritten public offering may be reduced pro rata among the holders thereof requesting such registration pari passu with other holders with similar rights under their purchase agreement; provided, however, that after any such required reduction the Common Stock to be included in such offering shall constitute at least ten percent (10%) of the total number of shares to be included in such offering. Those shares of Common Stock which are thus excluded from the underwritten public offering shall be withheld from the market by the holders thereof for a period, not to exceed 90 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.

     2. REQUIRED REGISTRATION. At any time six months after the Company has completed an initial public offering of its common stock pursuant to a registration statement filed with the Commission, the record holder of Shares may by written request demand one registration with respect to common stock issued or issuable upon conversion of the Preferred Stock or exercise of warrants in a total amount not to exceed 1,500,000 shares of common stock (the "Common Stock") subject to these registration rights. Upon receipt of the written request

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the Company shall prepare and file a registration statement under the
Securities Act covering the Common Stock which is the subject of such request and shall use its best efforts to cause such registration statement to become effective. In addition, upon receipt of such request, the Company shall promptly give written notice to all other holders of common stock who have registration rights that such registration is to be effected. Upon the written request of record holders of any shares of common stock subject to registration rights given within 15 days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all such shares, the record holders of which have so requested registration thereof, to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the shares to be so registered. In the event that the aggregate number of shares requested for inclusion pursuant to this section is in the good faith judgment of the Underwriter excessive in view of the ability of the market to absorb them without adverse price reaction, then the number of shares to be registered shall be reduced pari passu among the holders which shall include the record holder hereunder as well as all existing holders who currently have incidental registration rights by virtue of separate agreements with the Company.

     Not more than once a year holders of Preferred Stock shall also be entitled to unlimited demand registrations on Form S-3 with respect to Common Stock, subject to rights granted to existing stockholders of the Company. Upon request, the Company shall file, and pay the expenses associated with, any number of registration statements on Form S-3, if such form is then available for use by the Company and such record holder or holders.

     If, at the time any written request for registration is received by the Company pursuant to this Section 2, the Company has determined to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale for cash of any of its securities by it or any of its security holders, such written request shall be deemed to have been given pursuant to Section 1 hereof rather than this
Section 2, and the rights of the holders of Common Stock covered by such written request shall be governed by Section 1, hereof.

     3. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Section 1 and 2 to effect the registration of any Common Stock under the Securities Act, the Company will:

          (a) prepare and file with the Commission a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed three (3) months;

          (b) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed three (3) months;

          (c) furnish to the security holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the

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     registration statement, preliminary prospectus, final prospectus and such other documents as such security holders and underwriters may reasonably request in order to facilitate the public offering of such securities;

          (d) use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating holders may reasonably request within 20 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

          (e) notify the security holders participating in such registrations promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

          (f) notify such holders promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information; prepare and file with the Commission, promptly upon the request of any such holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such holders (and concurred in by counsel for the Company), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Purchased Shares by such holder;

          (g) prepare and promptly file with the Commission and promptly notify such holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

          (h) advise such holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

          (i) not file any amendment or supplement to such registration statement or prospectus to which a majority in interest of such holders shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder, after having been furnished with a copy thereof at least five business days prior to the filing thereof, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any

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     liabilities under any applicable federal or state law and such filing will not violate applicable law; and

          (j) at the request of any such holder, furnish on the effective date of the registration statement and, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement opinions, dated such respective dates, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the holder or holders making such request, covering such matters as such underwriters and holder or holders may reasonably request, in which opinion such counsel shall state (without limiting the generality of the foregoing) that (a) such registration statement has become effective under the Securities Act; (b) to the best of such counsel's knowledge no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act; (c) the registration statement and each amendment or supplement thereto comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements contained therein); (d) to the best of the knowledge of such counsel neither the registration statement nor any amendment nor supplement thereto contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no opinion as to financial statements contained therein); (e) the description in the registration statement or any amendment or supplement thereto of legal and governmental proceedings and contracts are accurate and fairly present the information required to be shown; (f) such counsel does not know of any legal or governmental proceedings pending or threatened, required to be described in the registration statement or any amendment or supplement thereto which are not described as required nor of any contracts or documents or instruments of the character required to be described in the registration statement or amendment or supplement thereto or to be filed as exhibits to the registration statement, which are not described or filed as required; and
     (g) letters, dated such respective dates, from the independent certified public accountants of the Company addressed to the underwriters, if any, and to the holder or holders making such request, covering such matters as such underwriters and holder or holders may reasonably request, in which letters such accountants shall state (without limiting the generality of the foregoing) that they are independent certified public accountant within the meaning of the Securities Act and that in the opinion of such accountants the financial statements and other financial data of the Company included in the registration statement or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act.

     4. EXPENSE. With respect to any registration, including registrations pursuant to Form S-3, the Company shall bear the following fees, costs and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling security holders are required to bear such fees and disbursements), all internal Company expenses, the premiums and other costs of policies of insurance against liability arising out of the policies offering, and all legal fees and

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disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of counsel and accountants for the selling security holders, underwriting discounts and commissions and transfer taxes for selling security holders and any other expenses incurred by the selling security holders not expressly included above shall be borne by the selling security holders.

     5. INDEMNIFICATION. In the event that any Common Stock are included in a registration statement:

          (a) The Company will indemnify and hold harmless each holder of Common Stock which are included in a registration statement and any underwriter (as defined in the Securities Act) for such holder and each person, if any, who controls such holder or such underwriter within the meaning of the Securities Act, from and against any and all loss, damage, liability, cost and expense to which such holder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such holder, such underwriter or such controlling person.

          (b) Each holder of Common Stock which is included in a registration will indemnity and hold harmless the Company, any controlling person and any underwriter from and against any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with information furnished by such holder.

          (c) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (a) or (b) of this section of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (a) or (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not

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     relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to 'represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

     6. REGISTRATION RIGHTS OF TRANSFER. The registration rights granted to the holders of Purchased Shares pursuant to the provisions hereof shall also be for the benefit of, and enforceable by, any subsequent holder of Purchased Shares who is (i) a family member of any individual Investor, or (ii) a trust, limited liability company or other entity formed for the benefit of any of Investor's family members or descendants.

                                   DIGITAL RIVER, INC.

                                   By:
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                                   Its:   Secretary
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